UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
(Date of earliest event reported)
_____________________

MAPINFO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23078	06-1166630
(State or other jurisdiction of Incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Global View
Troy, New York 12180
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (518) 285-6000

Item 9.     Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On April 24, 2003, MapInfo announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPINFO CORPORATION

Date: April 24, 2003	By: /s/ K. Wayne McDougall
K. Wayne McDougall Vice President, Interim Chief Financial Officer and Controller (principal financial and accounting officer)

Exhibit Index
Exhibit
Number	Description of Exhibit
99.1	Press release dated April 24, 2003